Consent of Independent Registered Public Accounting Firm

The Boards of Directors and Shareholders

Legg Mason Partners Variable Portfolios I, Inc.
(formerly Salomon Brothers Variable Series Fund Inc)

and

Legg Mason Partners Variable Portfolios III, Inc.

(formerly Travelers Series Fund Inc.)

We consent to the use of our reports for each of the funds listed below, incorporated herein by reference as of each of the respective dates listed below, and to the reference to our firm under the heading “Financial Highlights” in the Proxy Statement/Prospectus on Form N-14.

Registrant (and Fund) Name and Fiscal Year End	Report Date

Legg Mason Partners Variable Portfolios I, Inc. (Legg Mason Partners Variable Investors Portfolio, formerly Salomon Brothers Variable Investors Fund) (December 31, 2005)	February 22, 2006

Legg Mason Partners Variable Portfolios III, Inc. (Legg Mason Partners Variable Large Cap Value Portfolio, formerly Smith Barney Large Cap Value Portfolio) (October 31, 2005)	December 16, 2005

KPMG LLP

New York, New York

July 19, 2006

Consent of Independent Registered Public Accounting Firm

The Boards of Directors/Trustees and Shareholders

Legg Mason Partners Variable Portfolios I, Inc.

(formerly Salomon Brothers Variable Series Funds Inc)

and

Legg Mason Partners Variable Portfolios V

(formerly Variable Annuity Portfolios)

We consent to the use of our reports dated February 22, 2006 for each of the funds listed below, incorporated herein by reference as of December 31, 2005, and to the reference to our firm under the heading “Financial Highlights” in the Proxy Statement/Prospectus on Form N-14.

Registrant	(and Fund) Name

Legg Mason Partners Variable Portfolios I, Inc.

(Legg Mason Partners Variable Small Cap Growth Portfolio, formerly Salomon Brothers Variable
Small Cap Growth Fund)

Legg Mason Partners Variable Portfolios V

(Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio, formerly Smith Barney
Small Cap Growth Opportunities Portfolio)

KPMG LLP

New York, New York

July 19, 2006